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                                                                    EXHIBIT 10.1

                     SECOND AMENDMENT TO OPERATING AGREEMENT

                                       OF

                           MONTAUK BATTERY REALTY, LLC


         SECOND AMENDMENT TO OPERATING AGREEMENT OF MONTAUK BATTERY REALTY, LLC (the "Company"), dated as of May 19, 2003 (this "Second Amendment"), among DTHY Realty, Inc., Dorothy Herman, New Valley Real Estate Corporation, New Valley Mortgage Corporation and The Prudential Real Estate Financial Services of America, Inc.

         WHEREAS, the undersigned desire to amend the Operating Agreement of the Company dated as of December 17, 2002, as amended on March 14, 2003 (the "Operating Agreement") to reflect the change of the name of the Company as agreed to by the undersigned and as reflected in an amendment to the Articles of Organization of the Company, as filed with the Secretary of State of the State of New York;

         WHEREAS, the Company desires to be known as "Douglas Elliman Realty, LLC";

         NOW THEREFORE, it is agreed as follows:

         1. The above recitals are incorporated and adopted as part of this Second Amendment.

         2. The first sentence of Section 1 of the Operating Agreement is hereby amended by deleting the existing first sentence of
                  Section 1 of the Operating Agreement and replacing it with the following:

                  "The name of the Company is Douglas Elliman Realty, LLC."

         3. The title page of the Operating Agreement, the recital paragraph referencing the name of the Company, and any other place within the Operating Agreement where the name of the Company is referred to as "Montauk Battery Realty, LLC", are hereby amended so that in each instance the name of the Company shall be referred to as "Douglas Elliman Realty, LLC."

         4. Except as modified hereby, the Operating Agreement remains unmodified and in full force and effect.

         5. This Second Amendment may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.




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         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.

                           DTHY REALTY, INC.

                           By: /s/ DOROTHY HERMAN
                               ------------------------------------------------
                               Dorothy Herman, President


                           /s/ DOROTHY HERMAN
                           ----------------------------------------------------
                           Dorothy Herman


                           NEW VALLEY REAL ESTATE CORPORATION


                           By: /s/ RICHARD J. LAMPEN
                               ------------------------------------------------
                               Richard J. Lampen, Executive Vice President


                           NEW VALLEY MORTGAGE CORPORATION


                           By: /s/ RICHARD LAMPEN
                               ------------------------------------------------
                               Richard Lampen, President


                           PRUDENTIAL REAL ESTATE FINANCIAL
                           SERVICES OF AMERICA, INC.


                           By: /s/ ANDREW DOWNS
                               ------------------------------------------------



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